INVENTORY, NET (Tables)	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
Disclosure of current inventories

(US$ MILLIONS)	2018	2017
Current
Raw materials and consumables	$605	$138
Fuel products (1)	490	612
Work in progress	258	94
RTFO certificates (2)	95	193
Finished goods and other (3)	114	31
Carrying amount of inventories	$1,562	$1,068
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(1)	Fuel products are traded in active markets and are purchased with a view to resale in the near future. As a result, stocks of fuel products are recorded at fair value based on quoted market prices.

(2)
$nil of RTFO certificates are held for trading and recorded at fair value (2017: $60 million). There is no externally quoted marketplace for the valuation of RTFO certificates. In order to value these contracts, the partnership has adopted a pricing methodology combining both observable inputs based on market data and assumptions developed internally based on observable market activity.

(3)	Finished goods and other inventory is mainly composed of finished goods and inventory in our infrastructure services and business services segments.

Disclosure of inventory obsolescence provision
The amount of inventory written down was as follows:

(US$ MILLIONS)	2018	2017	2016
Inventory obsolescence provision - beginning	$4	$9	14
Add: increase in provision	22	1	1
Deduct: inventory obsolescence write off	(7)	(6)	(6)
Inventory obsolescence provision - ending	$19	$4	$9